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                                                               Exhibit 10(i)(iv)

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

               AMENDMENT No. 3 to Employment Agreement dated as of May 1, 1993, as amended by Amendment No. 1 thereto dated March 18, 1994, and as amended by Amendment No. 2 thereto dated as of September 16, 1994 (said Employment Agreement as so amended being hereinafter called the "Employment Agreement"), between The Pittston Company, a Virginia corporation (the "Company"), and Joseph
C. Farrell, residing at 53 Londonderry Drive, Greenwich, Connecticut 06830 (the "Employee").

               The Company and the Employee agree to amend the Employment Agreement as follows:

               1. The introductory paragraph of the Employment Agreement is hereby amended by substituting the date "May 1, 1996" for the date "May 1, 1993".

               2. The second paragraph of Section 1 is hereby amended by substituting the date "September 30, 2000" for the date "April 30, 1996".

               3. Section 3(a) is hereby amended by substituting the phrase "five hundred twenty-five thousand ($525,000) dollars" for the phrase "four hundred twenty-five thousand ($425,000) dollars".

               4. The first paragraph of Section 3(c) is hereby amended by substituting the date "September 30, 2000" for the date "April 30, 1996".




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               5. Section 4(b)(ii) is hereby amended by substituting the date
"September 30, 2000" for the date "April 30, 1996".

               6. The penultimate sentence of Section 4(d) is hereby amended by substituting the date "September 30, 2000" for the date "April 30, 1996".

               7. Except at hereinabove provided, the Employment Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of May 1, 1996.


                                        THE PITTSTON COMPANY


                                            s/A. F. Reed
                                        By_______________________

                                          Vice President, General
                                            Counsel and Secretary


APPROVED:

   s/R. H. Spilman
- --------------------------
     Robert H. Spilman
Chairman, Compensation and
Benefits Committee of the                     s/J. Farrell
  Board of Directors                      ________________________
                                            Joseph C. Farrell



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